SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): March 12, 2004

                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                         0-19848               75-2018505
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

2280 N. Greenville Avenue
Richardson, Texas                                                   75082
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

99.1 Press Release, dated March 12, 2004 announcing a 3-for-2 stock split in the form of a stock dividend to be paid on April 8, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:

                                          FOSSIL, INC.

                                          By:    /s/ Mike L. Kovar
                                                 -------------------------------
                                          Name:  Mike L. Kovar

                                          Title: Senior Vice President and Chief
                                                 Financial Officer


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

                                  EXHIBIT INDEX

Exhibit No.                         Description

   99.1 Press Release, dated March 12, 2004 announcing a 3-for-2 stock split in the form of a stock dividend to be paid on April 8, 2004.


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[FOSSIL LOGO]

                2280 North Greenville Avenue, Richardson TX 75082

                              Contact:            Mike Kovar
                                                  Chief Financial Officer
                                                  Fossil, Inc.
                                                  (972) 699-2229

                              Investor Relations: Allison Malkin
                                                  Integrated Corporate Relations
                                                  (203) 222-9013


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